UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2005


                             LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-21213                   54-1807038
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)


  7925 Jones Branch Drive, McLean, VA                             22102
(Address of principal executive offices)                        (Zip Code)


      (Registrant's telephone number, including area code): (703) 873-2000


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

On August 16, 2005, LCC International, Inc. ("LCC" or the "Company") received a Nasdaq staff determination letter stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it has not timely filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005. As a result of the filing delay, an "E" will be added to the ticker symbol for its common stock, which will begin trading under the symbol "LCCIE" effective at the opening of business on August 18, 2005.

The letter states that the Company's common stock will be delisted from the Nasdaq Stock Market on August 25, 2005 unless the Company requests a hearing before a Nasdaq Listing Qualifications Panel. The Company intends to request such a hearing before a Nasdaq Listing Qualifications Panel and the Company expects that its common stock will remain listed on the Nasdaq Stock Market pending the outcome of the Nasdaq Listing Qualifications Panel's decision. However, the Company cannot provide any assurances that the Nasdaq Listing Qualifications Panel will grant its request for continued listing on the Nasdaq Stock Market.

As previously disclosed, on August 4, 2005, the Audit Committee of the Company's Board of Directors concluded, in consultation with and upon the recommendation of management, that the Company's financial statements in its Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2004 and March 31, 2005 and its Annual Report on Form 10-K for the year ended December 31, 2004 should be restated. The restatements are necessary due primarily to certain miscalculations of revenue earned from certain of the Company's fixed priced contracts with one U.S. customer accounted for under the percentage of completion method. The Company intends to complete the restatement process and file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 as soon as reasonably practicable.

A copy of the Company's press release of August 17, 2005 is attached hereto as
Exhibit 99.1 and is incorporated by reference to this Item 3.01.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press Release, dated August 17, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LCC INTERNATIONAL, INC.


Date: August 17, 2005                  By: /s/ Peter A. Deliso
                                           -------------------
                                           Peter A. Deliso
                                           Interim Chief Executive Officer,
                                           Vice President, Corporate Development
                                           and Secretary

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -------------------------------------

99.1             Press Release, dated August 17, 2005.